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                                                                   EXHIBIT 10.16

                                SECOND AMENDMENT
                                     TO THE
                              BOWATER INCORPORATED
                             1997 STOCK OPTION PLAN
                     AS AMENDED AND RESTATED JANUARY 1, 1997


         WHEREAS, Bowater Incorporated, a Delaware corporation (the "Company"), established the Bowater Incorporated 1997 Stock Option Plan (the "Plan"), and amended and restated the Plan in its entirety, effective January 1, 1997; and

         WHEREAS, the Company desires to amend the Plan, to change a part of the definition of "Change in Control," thereunder;

         NOW, THEREFORE, the Plan is hereby amended, effective February 26, 1999, as follows:

Section 1(h)(iv) of the Plan is amended to read as follows:

         "(iv) the date on which less than 50% of the total membership of the Board consists of Continuing Directors."

         IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed by its duly authorized officer this 11th day of May, 1999.


                                     BOWATER INCORPORATED



                                     By: /s/ James T. Wright
                                         ---------------------------------------
                                             James T. Wright

                                     Title: Vice President - Human Resources
                                            ------------------------------------


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